UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2011

PUBLIC STORAGE

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-33519	95-3551121
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of Principal Executive Offices)	(Zip Code)

(818) 244-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 29, 2011, Public Storage (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”), with Merrill Lynch, Pierce, Fenner & Smith Incorporated for the sale of 1,200,000 depositary shares with each representing 1/1,000 of a 6.5% Cumulative Preferred Share of beneficial interest, Series Q, of the Company (the “Preferred Shares”). The Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

The underwriter has performed investment banking and advisory services for the Company from time to time for which it has received customary fees and expenses. The underwriter may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of its business.

Merrill Lynch Bank USA, an affiliate of the underwriter, is one of the lenders under the Company’s credit facility.

Item 3.03 Material Modification to Rights of Securityholders

Upon issuance of the Preferred Shares referenced in Item 5.03 below, the ability of the Company to make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment on, any other shares of beneficial interest of the Company ranking junior to or on a parity with the Preferred Shares, will be subject to certain restrictions in the event that the Company does not declare distributions on the Preferred Shares during any distribution period.

The terms of the Preferred Shares are set forth in the Articles Supplementary to the Company’s Declaration of Trust that are attached hereto as Exhibit 3.1 and 3.2 and the terms of the depositary shares are set forth in the Master Deposit Agreement entered into as of May 31, 2007 by the Company with Computershare Trust Company, N. A., as depositary, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed June 4, 2007 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) Under the Company’s Declaration of Trust, as amended, the Board of Trustees is authorized without further shareholder action to provide for the issuance of up to 100,000,000 shares of preferred shares of beneficial interest. On April 6, 2011, the Company filed with the Maryland State Department of Assessments and Taxation, Articles Supplementary designating 14,950 shares of the Company’s preferred shares of beneficial interest as “6.5% Cumulative Preferred Shares, Series Q.” A copy of the Articles Supplementary establishing such shares is filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on April 6, 2011 and incorporated herein by reference. On April 29, 2011, the Company filed Articles Supplementary designating an additional 1,200 shares of the 6.5% Cumulative Preferred Shares, Series Q. A copy of the Articles Supplementary designating the additional shares is filed as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 1.1 —	Underwriting Agreement relating to the Company’s depositary shares Each Representing 1/1,000 of a 6.5% Cumulative Preferred Share of beneficial interest, Series Q (the “Preferred Shares”).

Exhibit 3.1 —	Articles Supplementary for the Preferred Shares, filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed April 6, 2011 and incorporated herein by reference.

Exhibit 3.2 —	Articles Supplementary for the additional Preferred Shares.

Exhibit 4.1 —	Master Deposit Agreement between the Company and Computershare Trust Company, N.A., as depositary, dated as of May 31, 2007, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed June 4, 2007 and incorporated herein by reference.

Exhibit 5.1 —	Opinion of Hogan Lovells US LLP as to the legality of the Preferred Shares and Depositary Shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2011

PUBLIC STORAGE

By:	/s/ Stephanie Heim
Stephanie Heim
Vice President

Exhibit Index

The following exhibits are being furnished with this Report:

Exhibit 1.1 —	Underwriting Agreement relating to the Company’s depositary shares Each Representing 1/1,000 of a 6.5% Cumulative Preferred Share of beneficial interest, Series Q (the “Preferred Shares”).

Exhibit 3.1 —	Articles Supplementary for the Preferred Shares, filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed April 6, 2011 and incorporated herein by reference.

Exhibit 3.2 —	Articles Supplementary for the additional Preferred Shares.

Exhibit 4.1 —	Master Deposit Agreement between the Company and Computershare Trust Company, N.A., as depositary, dated as of May 31, 2007, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed June 4, 2007 and incorporated herein by reference.

Exhibit 5.1 —	Opinion of Hogan Lovells US LLP as to the legality of the Preferred Shares and Depositary Shares.

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